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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   __________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                 DEPOMED, INC.
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

          California                                  94-3229046
------------------------------------      -------------------------------------
   (State of Incorporation or                      (I.R.S. Employer
          Organization)                           Identification no.)

       1170 B Chess Drive,
     Foster City, California                            94404
------------------------------------      ------------------------------------
      (Address of principal                           (Zip Code)
        executive offices)

If this Form relates to the                       If this Form relates
 registration of a class of                       to the registration
 debt securities and is                           of a class of debt
 effective upon filing                            securities and is to
 pursuant to General                              become effective
 Instruction A(c)(1) please                       simultaneously with
 check the following box. [ ]                     the effectiveness of
                                                  a concurrent
                                                  registration
                                                  statement under the
                                                  Securities Act of
                                                  1933 pursuant to
                                                  General Instruction
                                                  A(c)(2) please check
                                                  the following box. [ ]


Securities to be registered pursuant to Section 12(b) of the Act:

                                          Name of Each Exchange on Which Each
Title of Each Class to be so Registered         Class is to be Registered
---------------------------------------         -------------------------


                None


Securities to be registered pursuant to Section 12(g) of the Act: (i) Units, no par value (each Unit consisting of share of Common Stock and one Common Stock Purchase Warrant); (ii) Common Stock, no par value; and (iii) Common Stock Purchase Warrants
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to pages 46 and 47 of Registrant's Amendment No. 5 to Registration Statement on Form SB-2 filed with the Commission on October 6, 1997 (the "Registration Statement").

Item 2.  Exhibits
         --------

         The following exhibits are filed as a part of this registration statement:

         3.1 Registrant's Third Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement)

         4.2 Form of Registrant's Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registration Statement)

         4.3 Registrant's Bylaws (incorporated by reference to Exhibit 3.3 to the Registration Statement)

         4.4 Form of Representative's Warrant Agreement (incorporated by reference to Exhibit 4.3 to the Registration Statement)

         4.5   Form of Warrant Agreement (incorporated by reference to Exhibit
               4.4 to the Registration Statement)

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 24, 1997               DEPOMED, INC.

                                      By:  /s/ John F. Hamilton
                                         ---------------------------------------
                                              John F. Hamilton
                                              Chief Financial Officer

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